UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
450 Fifth Street NW
Washington, D.C. 29549

Form 8-K

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	April 8, 2002

Bank of Granite Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-15956	56-1550545

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

P.O. Box 128, 23 North Main Street, Granite Falls, N.C.	28630

(Address of Principal Executive Offices) (Zip Code)	(Zip Code)

(828) 496-2000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

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Item 5 — Other Events
Item 7 — Exhibits
Signatures
Press Release dated 4-8-2002

Bank of Granite Corporation
INDEX

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Item 5 — Other Events

     (a)  On April 8, 2002, the Registrant issued a news release to announce its earnings for the quarter-to-date and year-to-date periods ended March 31, 2002.

     As of March 31, 2002, the Company had 10,911,411 shares outstanding.

Disclosures About Forward Looking Statements

     The discussions included in this document and its exhibits may contain forward looking statements within the meaning of the Private Securities Litigation Act of 1995, including Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. For the purposes of these discussions, any statements that are not statements of historical fact may be deemed to be forward looking statements. Such statements are often characterized by the use of qualifying words such as “expects,” “anticipates,” “believes,” “estimates,” “plans,” “projects,” or other statements concerning opinions or judgments of the Company and its management about future events. The accuracy of such forward looking statements could be affected by such factors as, including but not limited to, the financial success or changing conditions or strategies of the Company’s customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel or general economic conditions.

     The news of this event was released on April 8, 2002, as evidenced by Exhibit 99(a) to this Form 8-K.

Item 7 — Exhibits

     99 Additional Exhibits

      (a) News Release dated April 8, 2002

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Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Bank of Granite Corporation

April 8, 2002	By:	/s/ Kirby A. Tyndall Kirby A. Tyndall Senior Vice President and Chief Financial Officer

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